UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-06071

DWS Institutional Funds
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2011 Annual Report to Shareholders

DWS EAFE® Equity Index Fund

Contents
4 Portfolio Management Review
9 Performance Summary
11 Investment Portfolio
35 Statement of Assets and Liabilities
37 Statement of Operations
38 Statement of Changes in Net Assets
39 Financial Highlights
40 Notes to Financial Statements
49 Report of Independent Registered Public Accounting Firm
50 Information About Your Fund's Expenses
51 Tax Information
52 Investment Management Agreement Approval
57 Summary of Management Fee Evaluation by Independent Fee Consultant
61 Board Members and Officers
66 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Various factors, including costs, cash flows and security selection, may cause the fund's performance to differ from that of the index. Stocks may decline in value. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Institutional Class shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 10 for more complete performance information.

DWS EAFE® Equity Index Fund produced a total return of -12.39% (Institutional Class shares) in 2011, compared with a return of -12.14% for its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index. International equities underperformed the U.S. market — which returned 2.11% based on the Standard & Poor's 500® (S&P 500) Index — for the second straight year.

The primary cause of the international markets' underperformance was the reemergence of the European debt crisis at mid-year. The issue actually was on the back burner for the first five months of the annual period, but it had become evident by spring that the debt problems of countries such as Greece, Italy and Spain had become unmanageable. Investors began to worry about the possibility of a default by one of the region's governments, which would likely have a domino effect since banks are among the largest holders of government debt. European policy makers took a variety of steps to address the issue, but the majority of their actions were seen as "kicking the can down the road" rather than presenting a more integrated, longer-term solution. The resulting loss of confidence caused the European economy to slide toward a recession and led to substantial underperformance for the region's stock markets. The MSCI Europe ex-UK Index finished the year with a return of -17.63%, well below the -5.54% return of the MSCI World Index, which measures the performance of all of the major developed markets.

"The primary cause of the international markets' underperformance was the reemergence of the European debt crisis at mid-year."

The performance of the MSCI EAFE Index was salvaged somewhat by the strong relative returns of the two countries in the European region that do not use the euro: the United Kingdom and Switzerland. The U.K. market finished the year with a loss of just -6.12% in U.S. dollar terms, while Switzerland returned -9.06%. The two countries held index weightings of approximately 22% and 9%, respectively, as of year-end.

Unfortunately, these market-beating returns were offset by the poor performance of the Asian markets, which were pressured by Japan's sluggish economy and signs of a worse-than-expected slowdown in China. Japan was the worst-performing country in the region, returning -16.21%, but Singapore, Hong Kong and Australia also suffered losses that exceeded the benchmark.

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Morgan Stanley Capital International (MSCI) EAFE Index, which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East. The management team's investment process is described in the fund's prospectus.

Positive Attribution

The high volume of negative news flow during the second half of the year sparked a flight into the more "defensive" areas of the market, i.e., those that tend to perform better when economic and market performance is weak. Investors gravitated toward stocks and sectors that offered stable cash flows, above-average dividend yields and cash flows with a relatively low degree of dependence on global economic trends. This fueled market-beating returns for the health care, consumer staples and telecommunications services sectors. The consumer staples group gained a significant boost from tobacco stocks, which are typically seen as being among the most stable growers in the market. In fact, three of the top 10 contributors in the index during 2011 were tobacco stocks. Energy stocks also held up well at a time in which the instability in the Middle East fueled concerns about potential disruptions to the world's oil supply.

Reflecting strong performance of the U.K. market, the top five individual contributors to the 2011 performance of the MSCI EAFE Index were all domiciled in Great Britain: GlaxoSmithKline PLC, British American Tobacco PLC, Vodafone Group PLC, Royal Dutch Shell PLC and Diageo PLC.

Negative Attribution

The worst-performing sector was, by a wide margin, financials — the market segment most directly affected by government debt problems. Financials, as a group, declined over 20%, and a number of the leading detractors from the index's 12-month performance were financial stocks: HSBC Holdings PLC, Lloyds Banking Group PLC, BNP Paribas SA and Banco Santander SA.

Material stocks, which were hit hard by the second-half collapse in commodity prices, were also among the worst performers. The result was substantial underperformance for stocks such as BHP Billiton and Rio Tinto, Ltd. The consumer discretionary sector, which is also dependent on economic growth, underperformed due in part to the sharp downturn in auto-related stocks such as Daimler AG, Toyota Motor Corp. and Honda Motor Co., Ltd. Industrial and technology stocks also lagged in a period characterized by concerns about global economic growth.
Ten Largest Equity Holdings at December 31, 2011 (15.6% of Net Assets)	Country	Percent
1. Royal Dutch Shell PLC Explores, produces and refines petroleum	United Kingdom	2.5%
2. Nestle SA A multinational company that markets a wide range of food products	Switzerland	2.0%
3. BHP Billiton Producer of petroleum, minerals and steel products	Australia	1.8%
4. Vodafone Group PLC Provides a range of mobile telecommunications services	United Kingdom	1.5%
5. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	1.4%
6. BP PLC Exporter and producer of oil and natural gas	United Kingdom	1.4%
7. Novartis AG Manufacturer of pharmaceutical and nutrition products	Switzerland	1.4%
8. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	1.3%
9. GlaxoSmithKline PLC Develops, manufactures and markets vaccines and medicines	United Kingdom	1.2%
10. Total SA Produces, refines, transports and markets oil and natural gas	France	1.1%
Portfolio holdings are subject to change.
For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Outlook and Positioning

We made no changes in the fund's strategy, as our goal is to replicate the return and risk characteristics of the index. To this end, all changes made to the index were incorporated in the fund in order to maintain proper tracking. The index itself provides broad-based exposure to 21 of the largest developed markets of Europe, Australasia and the Far East, across all sectors of the economy. We will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark index.

Subadvisor

Northern Trust Investments, Inc. ("NTI"), a subsidiary of Northern Trust Corporation, is the subadvisor for the fund.

Portfolio Manager

Shaun Murphy

Senior Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Joined the fund in 2007. Joined Northern Trust Investments, Inc. in June 2004; previously was a portfolio manager with State Street Global Advisors.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market-capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The S&P 500 Index tracks the performance of 500 leading U.S. stocks and is widely considered representative of the U.S. equity market.

The Morgan Stanley Capital International (MSCI) Europe ex-UK Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the developed markets in Europe excluding the U.K. The index consists of the following market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs, and household products.

Contribution incorporates both a stock's total return and its weighting in the index.

The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

Performance Summary December 31, 2011
Average Annual Total Returns as of 12/31/11
No Sales Charges	1-Year	3-Year	5-Year	10-Year
Institutional Class	-12.39%	6.83%	-4.93%	4.18%
MSCI EAFE® Index+	-12.14%	7.65%	-4.72%	4.67%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $1,000,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated April 29, 2011 is 0.51% for Institutional Class shares and may differ from the expense ratio disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The MSCI EAFE® Index is the exclusive property of Morgan Stanley Capital International, a service of Morgan Stanley, and has been licensed for use by the Fund's investment advisor. There is no guarantee that the Fund will be able to mirror the MSCI EAFE® Index closely to track its performance.
Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 12/31/11	$10.79
12/31/10	$12.73
Distribution Information: Twelve Months as of 12/31/11: Income Dividends	$.37

Growth of an Assumed $1,000,000 Investment
[] DWS EAFE® Equity Index Fund — Institutional Class [] MSCI EAFE® Index+

Yearly periods ended December 31

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.
Morningstar Rankings — Foreign Large Blend Funds Category as of 12/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Institutional Class 1-Year	234	of	817	29
3-Year	457	of	737	62
5-Year	313	of	563	55
10-Year	156	of	317	49

Source: Morningstar, Inc. Includes portfolios that invest assets in securities with primary trading markets outside of the United States. It is not possible to invest directly in a Lipper category. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested.

Investment Portfolio as of December 31, 2011
	Shares	Value ($)

Common Stocks 98.7%
Australia 8.5%
AGL Energy Ltd.	13,656	199,955
Alumina Ltd.	73,512	83,625
Amcor Ltd.	37,039	272,847
AMP Ltd.	84,440	350,847
Asciano Group	28,299	130,316
ASX Ltd.	5,253	164,102
Australia & New Zealand Banking Group Ltd.	77,811	1,630,610
Bendigo & Adelaide Bank Ltd.	10,320	84,640
BGP Holdings PLC*	328,818	0
BHP Billiton Ltd.	95,141	3,358,345
Boral Ltd.	21,365	78,510
Brambles Ltd.	44,416	324,744
Caltex Australia Ltd.	3,834	46,073
Campbell Brothers Ltd.	1,946	97,368
CFS Retail Property Trust (REIT)	55,801	96,071
Coca-Cola Amatil Ltd.	16,997	200,045
Cochlear Ltd.	1,755	111,425
Commonwealth Bank of Australia	46,158	2,319,586
Computershare Ltd.	12,660	103,585
Crown Ltd.	14,008	115,769
CSL Ltd.	15,475	506,475
Dexus Property Group (REIT)	148,022	125,701
Echo Entertainment Group Ltd.*	19,650	72,049
Fairfax Media Ltd.	62,708	46,084
Fortescue Metals Group Ltd.	36,444	159,668
Goodman Group (REIT)	213,557	124,295
GPT Group (REIT) (a)	51,246	160,780
Harvey Norman Holdings Ltd. (a)	16,119	30,197
Iluka Resources Ltd.	12,508	197,619
Incitec Pivot Ltd.	47,802	151,669
Insurance Australia Group Ltd.	62,973	191,638
Leighton Holdings Ltd.	4,377	85,061
Lend Lease Group	16,704	122,108
Lynas Corp., Ltd.*	47,819	51,164
Macquarie Group Ltd.	10,432	253,565
Metcash Ltd.	23,865	98,537
Mirvac Group (REIT) (Units)	104,669	126,271
National Australia Bank Ltd.	65,146	1,553,071
Newcrest Mining Ltd.	22,597	684,527
OneSteel Ltd.	42,672	30,576
Orica Ltd.	10,918	270,804
Origin Energy Ltd.	31,380	426,453
OZ Minerals Ltd.	9,393	95,895
Qantas Airways Ltd.*	32,839	48,967
QBE Insurance Group Ltd.	32,195	426,248
QR National Ltd.	51,691	180,554
Ramsay Health Care Ltd.	3,634	71,594
Rio Tinto Ltd.	12,887	797,627
Santos Ltd.	28,036	350,235
Sims Metal Management Ltd.	4,849	62,870
Sonic Healthcare Ltd.	10,742	123,763
SP AusNet	43,121	41,420
Stockland (REIT) (Units)	71,885	234,243
Suncorp Group Ltd.	38,608	330,276
Sydney Airport	9,429	25,629
TABCORP Holdings Ltd.	19,141	53,390
Tatts Group Ltd.	40,957	102,087
Telstra Corp., Ltd.	128,260	436,573
Toll Holdings Ltd.	19,403	83,593
Transurban Group (Units)	39,162	224,908
Wesfarmers Ltd.	29,732	895,987
Westfield Group (REIT) (Units)	64,685	516,918
Westfield Retail Trust (REIT)	87,408	222,352
Westpac Banking Corp.	89,711	1,831,146
Woodside Petroleum Ltd.	18,762	586,515
Woolworths Ltd.	35,962	922,439
WorleyParsons Ltd.	5,649	147,996
(Cost $14,287,664)		24,050,000
Austria 0.2%
Erste Group Bank AG	5,555	97,292
Immofinanz AG*	28,870	86,955
OMV AG	4,951	150,376
Raiffeisen Bank International AG (a)	1,327	34,329
Telekom Austria AG (a)	10,143	121,479
Verbund AG (a)	2,121	56,811
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,186	46,927
Voestalpine AG (a)	3,155	88,773
(Cost $763,002)		682,942
Belgium 0.9%
Ageas	68,313	105,831
Anheuser-Busch InBev NV	23,755	1,450,779
Bekaert NV (a)	1,077	34,375
Belgacom SA	4,420	138,356
Colruyt SA	2,343	88,519
Delhaize Group SA	2,971	166,583
Groupe Bruxelles Lambert SA	2,362	156,935
KBC GROEP NV (a)	4,700	59,015
Mobistar SA (a)	973	50,821
Solvay SA	1,791	146,918
UCB SA	2,963	124,364
Umicore SA	3,463	142,580
(Cost $2,949,585)		2,665,076
Channel Islands 0.2%
Randgold Resources Ltd.	2,686	274,469
Resolution Ltd.	43,272	168,212
(Cost $408,861)		442,681
Denmark 1.0%
A P Moller-Maersk AS "A"	16	99,482
A P Moller-Maersk AS "B"	39	256,629
Carlsberg AS "B"	3,226	227,843
Coloplast AS "B" (a)	693	99,478
Danske Bank AS*	19,127	243,580
DSV AS	5,893	105,354
Novo Nordisk AS "B"	12,584	1,447,735
Novozymes A/S "B" (a)	6,955	214,178
TDC AS	11,469	91,782
Tryg AS	765	42,401
Vestas Wind Systems AS*	5,936	63,820
William Demant Holding AS*	739	61,353
(Cost $1,382,316)		2,953,635
Finland 0.8%
Elisa Oyj	4,341	90,398
Fortum Oyj	13,398	285,054
Kesko Oyj "B"	2,081	69,769
Kone Oyj "B" (a)	4,686	242,393
Metso Corp.	3,777	139,184
Neste Oil Oyj	3,566	35,873
Nokia Oyj (a)	110,483	533,885
Nokian Renkaat Oyj (a)	3,402	109,161
Orion Oyj "B"	2,903	56,485
Pohjola Bank PLC	4,302	41,632
Sampo Oyj "A"	12,597	312,122
Sanoma Oyj (a)	2,631	30,102
Stora Enso Oyj "R"	17,775	105,888
UPM-Kymmene Oyj	15,719	172,286
Wartsila Oyj (a)	5,087	146,383
(Cost $2,553,796)		2,370,615
France 8.5%
Accor SA	4,509	113,633
Aeroports de Paris (a)	987	67,456
Air Liquide SA	8,389	1,036,764
Alcatel-Lucent* (a)	67,546	105,302
Alstom SA	6,211	187,302
Arkema	1,584	111,903
AtoS	1,530	66,942
AXA SA (a)	51,409	662,531
BNP Paribas SA	28,582	1,118,931
Bouygues SA	5,512	172,942
Bureau Veritas SA (a)	1,564	113,695
Cap Gemini	4,481	139,382
Carrefour SA	17,006	386,521
Casino Guichard-Perrachon SA	1,653	138,908
Christian Dior SA	1,641	193,956
CNP Assurances	4,222	52,224
Compagnie de Saint-Gobain	11,840	453,755
Compagnie Generale de Geophysique-Veritas*	4,167	96,960
Compagnie Generale des Etablissements Michelin "B"	5,292	311,107
Credit Agricole SA	29,290	164,795
DANONE SA	17,270	1,084,780
Dassault Systemes SA	1,835	146,928
Edenred (a)	4,856	119,051
Eiffage SA	1,078	25,973
Electricite de France	7,242	175,529
Essilor International SA (a)	6,021	424,505
Eurazeo	994	35,199
Eutelsat Communications (a)	2,863	111,504
Fonciere des Regions (REIT)	796	50,936
France Telecom SA	54,806	857,699
GDF Suez	36,612	995,743
Gecina SA (REIT)	642	53,926
Groupe Eurotunnel SA (Registered)	16,040	108,745
Icade (REIT)	658	51,694
Iliad SA (a)	531	65,498
Imerys SA	907	41,550
JC Decaux SA*	2,083	47,824
Klepierre (REIT)	3,241	92,077
L'Oreal SA	7,101	741,053
Lafarge SA	5,884	205,586
Lagardere SCA	3,548	93,288
Legrand SA (a)	6,549	209,800
LVMH Moet Hennessy Louis Vuitton SA	7,516	1,058,918
Natixis	28,400	71,244
Neopost SA	1,020	68,526
Pernod Ricard SA (a)	5,856	542,008
PPR	2,265	323,925
PSA Peugeot Citroen SA	4,300	67,053
Publicis Groupe (a)	4,205	192,987
Renault SA	5,624	193,849
Safran SA	4,964	148,376
Sanofi	33,941	2,483,497
Schneider Electric SA	14,463	755,848
SCOR SE	5,203	121,232
Societe BIC SA	873	77,294
Societe Generale	19,538	433,627
Societe Television Francaise 1	3,335	32,416
Sodexo	2,845	204,108
Suez Environnement Co.	8,713	100,045
Technip SA	2,911	272,071
Thales SA	3,136	98,675
Total SA (a)	62,882	3,209,560
Unibail-Rodamco SE (REIT)	2,710	485,022
Vallourec SA	3,311	214,000
Veolia Environnement	10,590	116,624
Vinci SA (a)	13,318	581,039
Vivendi	36,847	804,409
Wendel	933	61,893
(Cost $23,604,267)		24,152,143
Germany 7.3%
Adidas AG	6,265	407,500
Allianz SE (Registered)	13,449	1,285,330
Axel Springer AG	1,095	47,055
BASF SE	27,193	1,896,473
Bayer AG	24,474	1,564,689
Bayerische Motoren Werke (BMW) AG	9,777	653,643
Beiersdorf AG	3,071	174,164
Brenntag AG	1,045	97,079
Celesio AG	2,394	37,924
Commerzbank AG*	107,775	181,507
Continental AG*	2,419	150,566
Daimler AG (Registered)	26,796	1,176,242
Deutsche Bank AG (Registered) (b)	27,539	1,040,878
Deutsche Boerse AG*	5,851	306,749
Deutsche Lufthansa AG (Registered)	6,913	82,174
Deutsche Post AG (Registered)	25,370	390,055
Deutsche Telekom AG (Registered)	83,052	952,854
E.ON AG	53,276	1,145,232
Fraport AG	1,139	56,014
Fresenius Medical Care AG & Co. KGaA	6,150	417,869
Fresenius SE & Co. KGaA	3,412	315,644
GEA Group AG	5,079	143,625
Hannover Rueckversicherung AG (Registered)	1,838	91,166
HeidelbergCement AG	4,146	175,934
Henkel AG & Co. KGaA	3,923	189,891
Hochtief AG	1,218	70,452
Infineon Technologies AG (a)	31,926	240,298
K+S AG (Registered)	5,121	230,903
Kabel Deutschland Holding AG*	2,631	133,142
Lanxess AG (a)	2,526	130,690
Linde AG	5,044	750,370
MAN SE	1,847	164,211
Merck KGaA	1,956	194,999
Metro AG	3,773	137,701
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	5,295	649,481
RWE AG (a)	14,489	507,584
Salzgitter AG	1,216	60,791
SAP AG	27,232	1,439,846
Siemens AG (Registered)	24,367	2,330,475
Suedzucker AG	2,069	65,861
ThyssenKrupp AG	11,324	259,219
United Internet AG (Registered)	3,314	59,189
Volkswagen AG	866	116,099
Wacker Chemie AG (a)	471	37,883
(Cost $17,470,516)		20,559,451
Greece 0.1%
Coca-Cola Hellenic Bottling Co. SA*	5,568	93,962
Hellenic Telecommunications Organization SA	7,725	27,814
National Bank of Greece SA*	29,229	61,249
OPAP SA	6,608	58,391
(Cost $718,814)		241,416
Hong Kong 2.9%
AIA Group Ltd.	249,087	776,360
ASM Pacific Technology Ltd. (a)	6,000	67,293
Bank of East Asia Ltd.	46,774	177,694
BOC Hong Kong (Holdings) Ltd.	111,321	262,472
Cathay Pacific Airways Ltd.	34,000	58,398
Cheung Kong (Holdings) Ltd.	41,000	486,590
Cheung Kong Infrastructure Holdings Ltd.	14,000	81,400
CLP Holdings Ltd.	56,774	483,080
First Pacific Co., Ltd. (a)	66,928	69,626
Foxconn International Holdings Ltd.*	66,000	42,421
Galaxy Entertainment Group Ltd.* (a)	35,497	64,283
Genting Singapore PLC* (a)	177,995	206,557
Hang Lung Group Ltd. (a)	25,000	136,054
Hang Lung Properties Ltd.	72,000	204,701
Hang Seng Bank Ltd. (a)	23,000	272,567
Henderson Land Development Co., Ltd.	28,882	142,999
Hong Kong & China Gas Co., Ltd. (a)	142,461	330,404
Hong Kong Exchanges & Clearing Ltd. (a)	30,200	485,937
Hopewell Holdings Ltd.	17,500	44,665
Hutchison Whampoa Ltd.	63,100	527,939
Hysan Development Co., Ltd.	19,694	64,508
Kerry Properties Ltd.	22,432	74,150
Li & Fung Ltd. (a)	170,240	312,971
Lifestyle International Holdings Ltd. (a)	16,000	35,155
Link (REIT)	67,535	248,837
MTR Corp., Ltd.	42,908	138,869
New World Development Co., Ltd.	103,010	82,688
Noble Group Ltd. (a)	111,891	97,075
NWS Holdings Ltd. (a)	41,626	61,280
Orient Overseas International Ltd.	6,400	37,207
PCCW Ltd.	122,000	41,986
Power Assets Holdings Ltd.	41,500	306,917
Sands China Ltd.* (a)	70,819	200,719
Shangri-La Asia Ltd. (a)	39,540	68,167
Sino Land Co., Ltd. (a)	89,096	126,774
SJM Holdings Ltd.	47,337	76,286
Sun Hung Kai Properties Ltd. (a)	42,297	527,933
Swire Pacific Ltd. "A"	21,000	252,992
Wharf Holdings Ltd.	45,750	206,998
Wheelock & Co., Ltd.	27,000	66,809
Wing Hang Bank Ltd.	5,062	41,398
Wynn Macau Ltd. (a)	45,181	112,501
Yue Yuen Industrial (Holdings) Ltd. (a)	21,000	66,345
(Cost $5,917,943)		8,170,005
Ireland 0.5%
CRH PLC (a) (c)	17,704	351,478
CRH PLC (c)	3,385	66,852
Elan Corp. PLC*	15,091	208,069
Experian PLC	30,079	408,438
James Hardie Industries SE (CDI)	13,572	94,732
Kerry Group PLC "A"	4,269	156,551
Ryanair Holdings PLC*	6,201	29,044
(Cost $932,364)		1,315,164
Israel 0.7%
Bank Hapoalim BM	32,068	104,674
Bank Leumi Le-Israel	35,819	102,704
Bezeq Israeli Telecommunication Corp., Ltd.	53,593	98,304
Cellcom Israel Ltd.	1,574	26,354
Delek Group Ltd.	128	24,133
Elbit Systems Ltd.	724	29,792
Israel Chemicals Ltd.	13,638	141,626
Israel Discount Bank "A"*	23,843	31,960
Mizrahi Tefahot Bank Ltd.	3,658	28,974
NICE Systems Ltd.*	1,861	63,356
Partner Communications Co., Ltd.	2,732	24,166
Teva Pharmaceutical Industries Ltd.	27,812	1,122,173
The Israel Corp., Ltd.	65	40,668
(Cost $2,393,418)		1,838,884
Italy 2.2%
A2A SpA	34,674	32,487
Assicurazioni Generali SpA (a)	34,449	516,083
Atlantia SpA	9,164	146,189
Autogrill SpA	3,784	36,795
Banca Carige SpA (a)	19,631	37,460
Banca Monte dei Paschi di Siena SpA	152,661	49,467
Banco Popolare Societa Cooperativa (a)	54,210	69,767
Enel Green Power SpA	53,155	110,667
Enel SpA	194,489	788,146
Eni SpA	71,122	1,469,064
EXOR SpA	1,703	34,055
Fiat Industrial SpA*	22,347	190,397
Fiat SpA (a)	22,318	102,061
Finmeccanica SpA	11,877	43,795
Intesa Sanpaolo	297,076	493,429
Intesa Sanpaolo (RSP)	29,485	36,522
Luxottica Group SpA	3,573	99,986
Mediaset SpA	20,558	56,714
Mediobanca SpA	15,759	90,587
Pirelli & C. SpA	7,455	62,515
Prysmian SpA	5,795	71,616
Saipem SpA	7,954	336,188
Snam Rete Gas SpA	48,361	212,565
Telecom Italia SpA	281,515	300,590
Telecom Italia SpA (RSP)	181,968	162,377
Terna - Rete Elettrica Nationale SpA	37,033	124,454
UBI Banca — Unione di Banche Italiane ScpA	25,099	102,268
UniCredit SpA (a)	39,736	327,604
(Cost $8,393,908)		6,103,848
Japan 21.5%
ABC-Mart, Inc.	700	26,602
Advantest Corp. (a)	4,100	38,959
AEON Co., Ltd. (a)	17,700	242,924
Aeon Credit Service Co., Ltd.	2,530	39,927
AEON Mall Co., Ltd.	2,300	48,747
Air Water, Inc. (a)	4,553	57,921
Aisin Seiki Co., Ltd.	5,600	159,337
Ajinomoto Co., Inc. (a)	20,000	239,934
Alfresa Holdings Corp.	1,200	50,538
All Nippon Airways Co., Ltd.	26,000	72,644
Amada Co., Ltd.	11,000	69,566
Aozora Bank Ltd. (a)	17,000	46,756
Asahi Group Holdings Ltd.	11,400	250,486
Asahi Glass Co., Ltd.	30,000	252,501
Asahi Kasei Corp.	37,000	222,809
ASICS Corp.	4,000	45,074
Astellas Pharma, Inc.	13,100	532,277
Benesse Holdings, Inc.	2,000	96,782
Bridgestone Corp.	19,200	434,605
Brother Industries Ltd.	7,200	88,267
Canon, Inc.	33,600	1,486,762
Casio Computer Co., Ltd.	7,300	44,238
Central Japan Railway Co.	44	371,358
Chiyoda Corp. (a)	5,065	51,448
Chubu Electric Power Co., Inc.	20,100	375,297
Chugai Pharmaceutical Co., Ltd.	6,400	105,433
Chugoku Electric Power Co., Inc. (a)	9,000	157,787
Citizen Holdings Co., Ltd. (a)	7,700	44,619
Coca-Cola West Co., Ltd.	1,800	31,203
Cosmo Oil Co., Ltd.	18,000	50,227
Credit Saison Co., Ltd.	4,600	92,080
Dai Nippon Printing Co., Ltd. (a)	16,000	154,086
Dai-ichi Life Insurance Co., Ltd.	266	261,109
Daicel Corp.	9,000	54,777
Daido Steel Co., Ltd. (a)	8,000	50,130
Daihatsu Motor Co., Ltd. (a)	6,000	106,974
Daiichi Sankyo Co., Ltd.	19,800	392,187
Daikin Industries Ltd. (a)	7,100	194,109
Dainippon Sumitomo Pharma Co., Ltd.	5,000	56,926
Daito Trust Construction Co., Ltd.	2,200	188,761
Daiwa House Industry Co., Ltd.	14,000	166,815
Daiwa Securities Group, Inc. (a)	48,000	149,397
DeNA Co., Ltd.	2,900	86,742
Denki Kagaku Kogyo Kabushiki Kaisha	15,000	55,460
Denso Corp.	14,300	394,318
Dentsu, Inc. (a)	5,300	161,494
East Japan Railway Co.	10,039	638,795
Eisai Co., Ltd. (a)	7,500	310,434
Electric Power Development Co., Ltd.	3,400	90,367
Elpida Memory, Inc.* (a)	7,300	33,887
FamilyMart Co., Ltd.	1,900	76,740
FANUC Corp.	5,700	871,244
Fast Retailing Co., Ltd.	1,600	290,764
Fuji Electric Co., Ltd.	16,000	43,789
Fuji Heavy Industries Ltd.	17,982	108,458
Fujifilm Holdings Corp.	13,600	321,662
Fujitsu Ltd.	55,000	285,382
Fukuoka Financial Group, Inc.	23,000	96,662
Gree, Inc. (a)	2,740	94,222
GS Yuasa Corp. (a)	11,000	59,085
Hakuhodo Dy Holdings, Inc.	720	41,298
Hamamatsu Photonics KK	1,878	65,635
Hino Motors Ltd.	8,000	48,451
Hirose Electric Co., Ltd. (a)	1,000	87,597
Hisamitsu Pharmaceutical Co., Inc. (a)	1,900	80,431
Hitachi Chemical Co., Ltd.	3,300	58,048
Hitachi Construction Machinery Co., Ltd.	3,000	50,403
Hitachi High-Technologies Corp. (a)	2,000	43,346
Hitachi Ltd. (a)	134,000	702,370
Hitachi Metals Ltd. (a)	5,000	54,296
Hokkaido Electric Power Co., Inc.	5,200	74,063
Hokuhoku Financial Group, Inc.	39,000	75,925
Hokuriku Electric Power Co.	5,100	95,251
Honda Motor Co., Ltd.	48,300	1,470,845
Hoya Corp.	12,800	275,335
IBIDEN Co., Ltd.	3,700	73,430
Idemitsu Kosan Co., Ltd.	700	72,088
IHI Corp. (a)	41,000	99,457
INPEX Corp.	65	408,758
Isetan Mitsukoshi Holdings Ltd.	10,920	114,358
Isuzu Motors Ltd.	36,000	166,224
Itochu Corp.	45,100	457,313
Itochu Techno-Solutions Corp. (a)	800	35,892
J. Front Retailing Co., Ltd.	14,000	67,568
Japan Petroleum Exploration Co., Ltd.	900	35,151
Japan Prime Realty Investment Corp. (REIT)	21	49,502
Japan Real Estate Investment Corp. (REIT)	14	109,101
Japan Retail Fund Investment Corp. (REIT)	58	85,920
Japan Steel Works Ltd.	10,000	69,391
Japan Tobacco, Inc.	133	625,145
JFE Holdings, Inc.	13,825	251,307
JGC Corp.	6,000	143,831
JS Group Corp.	7,748	148,634
JSR Corp. (a)	5,100	93,943
JTEKT Corp.	6,200	60,875
Jupiter Telecommunications Co., Ltd.	49	49,666
JX Holdings, Inc.	67,300	405,990
Kajima Corp.	26,000	79,824
Kamigumi Co., Ltd.	7,000	60,343
Kaneka Corp.	8,000	42,577
Kansai Electric Power Co., Inc.	22,100	339,104
Kansai Paint Co., Ltd. (a)	7,000	62,432
Kao Corp.	15,500	423,175
Kawasaki Heavy Industries Ltd. (a)	41,000	102,070
Kawasaki Kisen Kaisha Ltd. (a)	22,000	39,646
KDDI Corp.	86	553,619
Keikyu Corp. (a)	14,000	125,621
Keio Corp. (a)	17,000	119,843
Keisei Electric Railway Co., Ltd.	8,000	58,788
Keyence Corp.	1,170	281,847
Kikkoman Corp.	5,000	57,378
Kinden Corp.	4,000	33,776
Kintetsu Corp. (a)	48,900	191,127
Kirin Holdings Co., Ltd.	24,000	291,589
Kobe Steel Ltd. (a)	73,000	112,684
Koito Manufacturing Co., Ltd.	3,158	44,251
Komatsu Ltd.	28,100	655,312
Konami Corp.	2,900	86,746
Konica Minolta Holdings, Inc.	14,000	104,250
Kubota Corp.	34,000	284,456
Kuraray Co., Ltd.	10,500	149,188
Kurita Water Industries Ltd.	3,300	85,877
Kyocera Corp.	4,500	361,354
Kyowa Hakko Kirin Co., Ltd. (a)	7,910	96,739
Kyushu Electric Power Co., Inc.	11,700	167,548
Lawson, Inc. (a)	1,800	112,329
Mabuchi Motor Co., Ltd. (a)	800	33,370
Makita Corp.	3,400	109,848
Marubeni Corp.	49,000	298,006
Marui Group Co., Ltd.	6,900	53,714
Maruichi Steel Tube Ltd.	1,300	28,970
Mazda Motor Corp.*	43,000	75,846
McDonald's Holdings Co. (Japan), Ltd.	2,100	56,668
Medipal Holdings Corp.	4,000	41,742
MEIJI Holdings Co., Ltd.	2,100	87,110
Miraca Holdings, Inc.	1,607	64,022
Mitsubishi Chemical Holdings Corp.	40,500	222,804
Mitsubishi Corp.	41,600	838,865
Mitsubishi Electric Corp.	57,000	544,994
Mitsubishi Estate Co., Ltd.	37,000	552,038
Mitsubishi Gas Chemical Co., Inc.	11,000	60,935
Mitsubishi Heavy Industries Ltd.	91,000	387,299
Mitsubishi Logistics Corp.	3,000	33,280
Mitsubishi Materials Corp.	34,000	92,159
Mitsubishi Motors Corp.*	113,000	133,467
Mitsubishi Tanabe Pharma Corp.	6,500	102,793
Mitsubishi UFJ Financial Group, Inc.	377,100	1,599,745
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,840	72,836
Mitsui & Co., Ltd.	51,400	797,890
Mitsui Chemicals, Inc.	25,000	76,199
Mitsui Fudosan Co., Ltd.	25,000	363,842
Mitsui O.S.K Lines Ltd.	34,000	131,507
Mizuho Financial Group, Inc.	674,190	909,831
MS&AD Insurance Group Holdings, Inc. (a)	16,700	308,978
Murata Manufacturing Co., Ltd.	6,000	307,858
Nabtesco Corp.	2,925	53,157
Namco Bandai Holdings, Inc.	5,650	80,397
NEC Corp.* (a)	78,900	159,648
NGK Insulators Ltd.	7,000	82,893
NGK Spark Plug Co., Ltd.	5,000	61,965
NHK Spring Co., Ltd.	4,800	42,471
Nidec Corp. (a)	3,200	277,748
Nikon Corp. (a)	10,300	229,029
Nintendo Co., Ltd. (a)	2,900	399,785
Nippon Building Fund, Inc. (REIT)	16	130,924
Nippon Electric Glass Co., Ltd.	12,000	119,220
Nippon Express Co., Ltd.	25,000	97,354
Nippon Meat Packers, Inc.	5,000	62,168
Nippon Paper Group, Inc.	3,100	67,628
Nippon Sheet Glass Co., Ltd. (a)	25,000	46,702
Nippon Steel Corp.	153,000	381,044
Nippon Telegraph & Telephone Corp.	14,138	718,019
Nippon Yusen Kabushiki Kaisha (a)	46,000	117,574
Nishi-Nippon City Bank Ltd.	21,000	60,384
Nissan Motor Co., Ltd. (a)	73,600	660,601
Nisshin Seifun Group, Inc.	6,000	72,675
Nisshin Steel Co., Ltd.	22,000	33,666
Nissin Foods Holdings Co., Ltd.	1,800	70,490
Nitori Holdings Co., Ltd.	1,100	103,134
Nitto Denko Corp.	5,000	178,606
NKSJ Holdings, Inc. (a)	10,900	213,542
NOK Corp.	3,200	54,922
Nomura Holdings, Inc.	107,400	324,469
Nomura Real Estate Holdings, Inc.	3,000	44,600
Nomura Real Estate Office Fund, Inc. (REIT)	9	46,228
Nomura Research Institute Ltd.	3,200	72,268
NSK Ltd.	13,000	84,291
NTN Corp. (a)	15,000	60,304
NTT Data Corp.	38	121,231
NTT DoCoMo, Inc.	451	828,616
NTT Urban Development Corp.	36	24,523
Obayashi Corp.	20,000	88,786
Odakyu Electric Railway Co., Ltd. (a)	18,000	173,889
OJI Paper Co., Ltd.	25,000	128,189
Olympus Corp. (a)	6,600	86,700
Omron Corp. (a)	5,900	118,413
Ono Pharmaceutical Co., Ltd.	2,400	134,643
Oracle Corp.	1,000	33,076
Oriental Land Co., Ltd.	1,500	158,422
ORIX Corp. (a)	3,140	258,844
Osaka Gas Co., Ltd.	55,000	216,995
Otsuka Corp.	500	34,426
Otsuka Holdings KK	7,322	205,935
Panasonic Corp. (a)	65,114	552,493
Rakuten, Inc. (a)	212	227,998
Resona Holdings, Inc. (a)	55,300	243,306
Ricoh Co., Ltd. (a)	20,000	174,120
Rinnai Corp.	1,000	71,545
ROHM Co., Ltd.	2,900	135,061
Sankyo Co., Ltd.	1,500	75,958
Sanrio Co., Ltd.	1,399	71,819
Santen Pharmaceutical Co., Ltd.	2,100	86,527
SBI Holdings, Inc. (a)	700	51,199
Secom Co., Ltd.	6,200	285,754
Sega Sammy Holdings, Inc.	6,300	135,976
Seiko Epson Corp.	3,900	51,727
Sekisui Chemical Co., Ltd.	12,000	98,823
Sekisui House Ltd.	17,000	150,513
Seven & I Holdings Co., Ltd.	22,200	618,135
Seven Bank Ltd.	18,000	35,292
Sharp Corp.	29,000	253,197
Shikoku Electric Power Co., Inc. (a)	5,600	160,413
Shimadzu Corp.	7,000	59,226
Shimamura Co., Ltd.	700	71,607
Shimano, Inc.	2,200	106,788
Shimizu Corp. (a)	18,000	75,464
Shin-Etsu Chemical Co., Ltd.	12,100	595,079
Shinsei Bank Ltd.	39,000	40,428
Shionogi & Co., Ltd.	8,600	110,385
Shiseido Co., Ltd.	10,600	194,714
Showa Denko KK	45,000	91,087
Showa Shell Sekiyu KK	5,900	39,730
SMC Corp.	1,600	257,695
SOFTBANK Corp. (a)	26,200	770,841
Sojitz Corp.	35,100	54,187
Sony Corp.	29,700	535,255
Sony Financial Holdings, Inc.	5,300	77,976
Square Enix Holdings Co., Ltd.	2,000	39,219
Stanley Electric Co., Ltd.	4,400	64,559
Sumco Corp.*	3,600	26,542
Sumitomo Chemical Co., Ltd.	46,000	167,704
Sumitomo Corp.	33,700	455,401
Sumitomo Electric Industries Ltd.	22,700	246,808
Sumitomo Heavy Industries Ltd.	16,000	93,140
Sumitomo Metal Industries Ltd.	101,000	183,415
Sumitomo Metal Mining Co., Ltd.	15,000	192,409
Sumitomo Mitsui Financial Group, Inc. (a)	39,691	1,104,250
Sumitomo Mitsui Trust Holdings, Inc.	92,100	270,023
Sumitomo Realty & Development Co., Ltd.	10,000	174,854
Sumitomo Rubber Industries Ltd.	5,200	62,355
Suzuken Co., Ltd.	2,000	55,405
Suzuki Motor Corp.	10,100	208,220
Sysmex Corp.	2,100	68,376
T&D Holdings, Inc.	17,500	162,796
Taisei Corp.	29,000	73,406
Taisho Pharmaceutical Holdings Co., Ltd.*	1,000	77,071
Taiyo Nippon Sanso Corp.	7,000	48,783
Takashimaya Co., Ltd. (a)	8,000	57,830
Takeda Pharmaceutical Co., Ltd.	23,300	1,023,456
TDK Corp.	3,700	163,593
Teijin Ltd.	27,000	82,994
Terumo Corp. (a)	5,000	235,201
The Bank of Kyoto Ltd. (a)	10,000	86,067
The Bank of Yokohama Ltd.	36,000	170,099
The Chiba Bank Ltd.	23,000	148,065
The Chugoku Bank Ltd.	5,000	69,698
The Furukawa Electric Co., Ltd.	18,000	41,326
The Gunma Bank Ltd.	12,000	65,994
The Hachijuni Bank Ltd.	12,258	69,987
The Hiroshima Bank Ltd.	15,000	69,690
The Iyo Bank Ltd.	7,000	69,066
The Joyo Bank Ltd.	18,000	79,585
The Shizuoka Bank Ltd.	17,000	178,959
The Suruga Bank Ltd. (a)	5,000	44,716
THK Co., Ltd. (a)	3,700	72,699
Tobu Railway Co., Ltd.	30,000	153,118
Toho Co., Ltd.	3,500	62,343
Toho Gas Co., Ltd.	13,000	82,759
Tohoku Electric Power Co., Inc.	13,700	131,648
Tokio Marine Holdings, Inc.	21,300	471,158
Tokyo Electric Power Co., Inc.* (a)	44,100	104,771
Tokyo Electron Ltd.	5,100	259,108
Tokyo Gas Co., Ltd.	72,000	330,863
Tokyu Corp.	33,000	162,388
Tokyu Land Corp.	13,000	49,078
TonenGeneral Sekiyu KK	8,000	87,344
Toppan Printing Co., Ltd.	16,000	117,521
Toray Industries, Inc.	43,000	307,506
Toshiba Corp.	119,000	485,957
Tosoh Corp.	15,000	40,075
TOTO Ltd.	9,000	69,376
Toyo Seikan Kaisha Ltd.	4,300	58,564
Toyo Suisan Kaisha Ltd.	3,000	72,664
Toyoda Gosei Co., Ltd. (a)	2,000	31,838
Toyota Boshoku Corp.	2,000	20,836
Toyota Industries Corp.	5,200	141,309
Toyota Motor Corp.	81,700	2,719,037
Toyota Tsusho Corp.	6,100	107,691
Trend Micro, Inc.*	3,100	92,556
Tsumura & Co.	1,900	56,005
Ube Industries Ltd.	29,000	79,360
Unicharm Corp. (a)	3,400	167,607
Ushio, Inc.	3,200	46,126
USS Co., Ltd.	640	57,840
West Japan Railway Co.	5,000	217,229
Yahoo! Japan Corp.	422	135,802
Yakult Honsha Co., Ltd. (a)	2,900	91,312
Yamada Denki Co., Ltd.	2,440	165,787
Yamaguchi Financial Group, Inc.	6,000	57,245
Yamaha Corp. (a)	5,000	45,793
Yamaha Motor Co., Ltd.	8,400	106,110
Yamato Holdings Co., Ltd. (a)	11,700	196,984
Yamato Kogyo Co., Ltd. (a)	1,300	37,275
Yamazaki Baking Co., Ltd.	3,000	39,385
Yaskawa Electric Corp. (a)	6,000	51,007
Yokogawa Electric Corp.*	6,200	55,893
(Cost $57,220,691)		60,629,772
Luxembourg 0.4%
ArcelorMittal (a)	25,304	461,688
Millicom International Cellular SA (SDR) (a)	2,297	230,007
SES (FDR)	9,028	216,589
Tenaris SA	14,242	264,269
(Cost $1,203,738)		1,172,553
Mauritius 0.0%
Essar Energy Ltd.* (Cost $77,373)	9,197	24,314
Mexico 0.0%
Fresnillo PLC (d) (Cost $59,410)	5,276	124,854
Netherlands 2.6%
Aegon NV*	51,764	206,183
Akzo Nobel NV	6,949	334,351
ASML Holding NV	12,719	533,042
Corio NV (REIT)	1,842	79,750
Delta Lloyd NV	3,306	55,323
European Aeronautic Defence & Space Co. NV (a)	12,243	380,895
Fugro NV (CVA)	2,044	118,146
Heineken Holding NV	3,497	142,717
Heineken NV (a)	7,624	351,965
ING Groep NV (CVA)*	113,868	811,450
Koninklijke (Royal) KPN NV	43,572	520,204
Koninklijke Ahold NV (a)	34,232	460,345
Koninklijke Boskalis Westminster NV	2,225	81,646
Koninklijke DSM NV (a)	4,643	215,139
Koninklijke Philips Electronics NV	29,780	624,056
Koninklijke Vopak NV	2,096	110,427
QIAGEN NV*	7,045	97,012
Randstad Holding NV	3,639	107,122
Reed Elsevier NV (a)	20,702	240,778
SBM Offshore NV	5,155	105,967
TNT Express NV	10,661	79,448
Unilever NV (CVA)	48,215	1,655,775
Wolters Kluwer NV	9,047	155,766
(Cost $6,770,836)		7,467,507
New Zealand 0.1%
Auckland International Airport Ltd.	26,754	52,476
Contact Energy Ltd.*	9,974	40,912
Fletcher Building Ltd.	19,694	94,071
Sky City Entertainment Group Ltd.	17,085	45,697
Telecom Corp. of New Zealand Ltd.	55,246	88,405
(Cost $200,237)		321,561
Norway 0.9%
Aker Solutions ASA	4,501	47,081
DnB ASA (a)	29,324	286,529
Gjensidige Forsikring ASA (a)	6,011	69,628
Norsk Hydro ASA	28,491	131,916
Orkla ASA	23,025	171,359
Seadrill Ltd.	9,862	329,089
Statoil ASA (a)	32,983	844,764
Telenor ASA	21,285	348,242
Yara International ASA (a)	5,496	220,153
(Cost $1,088,873)		2,448,761
Portugal 0.2%
Banco Espirito Santo SA (Registered) (a)	14,369	25,070
CIMPOR — Cimentos de Portugal, SGPS, SA	5,927	40,781
EDP — Energias de Portugal SA	57,631	178,315
Galp Energia, SGPS, SA "B" (a)	6,887	101,340
Jeronimo Martins, SGPS, SA*	6,703	110,710
Portugal Telecom, SGPS, SA (Registered) (a)	20,691	119,285
(Cost $562,088)		575,501
Singapore 1.6%
Ascendas Real Estate Investment Trust (REIT)	54,200	76,506
CapitaLand Ltd. (a)	78,125	132,745
CapitaMall Trust (REIT) (a)	64,870	84,882
CapitaMalls Asia Ltd. (a)	42,360	36,824
City Developments Ltd. (a)	15,000	102,694
ComfortDelGro Corp., Ltd.	59,000	64,277
Cosco Corp., (Singapore) Ltd.	33,000	22,213
DBS Group Holdings Ltd.	52,056	461,130
Fraser & Neave Ltd.	27,488	131,227
Global Logistic Properties Ltd.*	56,000	75,600
Golden Agri-Resources Ltd.	205,373	112,893
Hutchison Port Holdings Trust (Units)	150,000	92,876
Jardine Cycle & Carriage Ltd.	3,604	133,834
Keppel Corp., Ltd. (a)	42,149	301,308
Keppel Land Ltd. (a)	22,749	38,815
Neptune Orient Lines Ltd. (a)	26,000	22,478
Olam International Ltd. (a)	45,898	75,078
Oversea-Chinese Banking Corp., Ltd.	74,514	448,677
SembCorp Industries Ltd.	30,449	94,748
SembCorp Marine Ltd.	23,600	69,217
Singapore Airlines Ltd.	15,670	122,501
Singapore Exchange Ltd. (a)	26,000	122,606
Singapore Press Holdings Ltd. (a)	44,758	127,210
Singapore Technologies Engineering Ltd.	47,000	97,334
Singapore Telecommunications Ltd.	235,301	560,824
StarHub Ltd.	19,000	42,652
United Overseas Bank Ltd.	36,822	432,426
UOL Group Ltd.	12,544	38,596
Wilmar International Ltd.	58,000	223,423
Yangzijiang Shipbuilding Holdings Ltd. (a)	54,569	38,181
(Cost $3,033,909)		4,383,775
Spain 3.2%
Abertis Infraestructuras SA (a)	11,530	183,460
Acciona SA	774	66,751
Acerinox SA (a)	3,075	39,244
ACS, Actividades de Construccion y Servicios SA (a)	4,108	121,603
Amadeus IT Holding SA "A"	9,118	147,297
Banco Bilbao Vizcaya Argentaria SA (a)	135,574	1,165,222
Banco de Sabadell SA (a)	33,835	128,103
Banco Popular Espanol SA	29,497	134,223
Banco Santander SA	249,893	1,888,027
Bankia SA*	24,769	115,119
Bankinter SA	6,463	39,556
CaixaBank	22,792	111,449
Distribuidora Internacional de Alimentacion SA*	17,848	80,561
EDP Renovaveis SA*	6,773	41,350
Enagas SA	5,106	94,129
Ferrovial SA (a)	10,786	130,045
Fomento de Construcciones y Contratas SA (a)	1,296	33,577
Gas Natural SDG SA	10,129	173,343
Grifols SA* (a)	4,275	71,771
Grifols SA "B"*	427	4,642
Iberdrola SA (a)	112,946	704,334
Indra Sistemas SA	3,035	38,468
Industria de Diseno Textil SA (a)	6,435	525,759
Mapfre SA (a)	23,444	74,096
Red Electrica Corporacion SA (a)	3,278	139,868
Repsol YPF SA (a)	23,437	716,009
Telefonica SA	121,635	2,099,148
Zardoya Otis SA (a)	4,722	64,572
(Cost $8,597,614)		9,131,726
Sweden 3.0%
Alfa Laval AB (a)	10,207	192,522
Assa Abloy AB "B" (a)	9,475	237,286
Atlas Copco AB "A"	19,778	423,391
Atlas Copco AB "B"	11,420	216,103
Boliden AB (a)	7,672	111,257
Electrolux AB "B" (a)	7,326	116,228
Getinge AB "B" (a)	5,820	147,024
Hennes & Mauritz AB "B" (a)	30,224	969,787
Hexagon AB "B"	7,841	116,503
Holmen AB "B" (a)	1,658	47,585
Husqvarna AB "B" (a)	14,207	65,283
Industrivarden AB "C"	2,946	34,994
Investor AB "B" (a)	13,698	254,538
Kinnevik Investment AB "B"	6,261	121,855
Lundin Petroleum AB*	6,777	166,276
Modern Times Group "B" (a)	1,557	74,125
Nordea Bank AB	77,636	599,343
Ratos AB "B" (a)	5,814	67,966
Sandvik AB (a)	29,666	361,954
Scania AB "B" (a)	9,702	143,142
Securitas AB "B" (a)	9,662	83,289
Skandinaviska Enskilda Banken AB "A" (a)	41,348	240,297
Skanska AB "B" (a)	12,086	199,322
SKF AB "B"	11,744	247,955
SSAB AB "A"	5,149	45,071
Svenska Cellulosa AB "B" (a)	17,389	257,417
Svenska Handelsbanken AB "A" (a)	14,419	378,676
Swedbank AB "A"	23,785	307,475
Swedish Match AB (a)	6,363	225,825
Tele2 AB "B" (a)	9,406	182,822
Telefonaktiebolaget LM Ericsson "B" (a)	89,008	904,131
TeliaSonera AB (a)	64,807	439,052
Volvo AB "B"	40,916	444,822
(Cost $4,957,417)		8,423,316
Switzerland 9.1%
ABB Ltd. (Registered)* (a)	64,844	1,219,913
Actelion Ltd. (Registered)*	3,369	115,196
Adecco SA (Registered)* (a)	3,859	160,834
Aryzta AG (a)	2,578	124,386
Baloise Holding AG (Registered)	1,422	97,097
Barry Callebaut AG (Registered)*	57	56,102
Compagnie Financiere Richemont SA "A"	15,423	776,589
Credit Suisse Group AG (Registered)* (a)	33,715	791,090
GAM Holding Ltd.* (a)	6,055	65,435
Geberit AG (Registered)* (a)	1,146	220,618
Givaudan SA (Registered)*	246	233,486
Glencore International PLC (a)	24,846	150,867
Holcim Ltd. (Registered)*	7,345	392,405
Julius Baer Group Ltd.* (a)	6,221	241,947
Kuehne & Nagel International AG (Registered) (a)	1,591	178,070
Lindt & Spruengli AG	27	80,251
Lindt & Spruengli AG (Registered)	3	100,143
Lonza Group AG (Registered)*	1,541	90,680
Nestle SA (Registered)	97,792	5,614,514
Novartis AG (Registered)	69,144	3,949,943
Pargesa Holding SA (Bearer)	843	54,951
Partners Group Holding AG	402	70,028
Roche Holding AG (Genusschein)	20,814	3,520,013
Schindler Holding AG	1,472	170,839
Schindler Holding AG (Registered)	666	77,170
SGS SA (Registered) (a)	165	272,434
Sika AG (Bearer) (a)	59	110,856
Sonova Holding AG (Registered)*	1,430	149,546
STMicroelectronics NV	18,682	110,338
Straumann Holding AG (Registered)	242	41,748
Sulzer AG (Registered) (a)	685	72,897
Swatch Group AG (Bearer)	920	342,776
Swatch Group AG (Registered)	1,333	88,515
Swiss Life Holding AG (Registered)*	953	87,141
Swiss Re AG.*	10,184	518,657
Swisscom AG (Registered) (a)	694	262,385
Syngenta AG (Registered)*	2,795	822,618
Synthes, Inc. 144A, REG S	1,960	328,085
Transocean Ltd.	10,206	393,993
UBS AG (Registered)*	107,676	1,279,007
Wolseley PLC	8,355	275,381
Xstrata PLC	61,711	929,298
Zurich Financial Services AG*	4,306	972,361
(Cost $16,815,523)		25,610,603
United Kingdom 22.3%
3i Group PLC	30,168	84,377
Admiral Group PLC	6,112	80,762
Aggreko PLC	8,017	250,073
AMEC PLC	10,082	141,453
Anglo American PLC	39,158	1,443,202
Antofagasta PLC	11,900	222,801
ARM Holdings PLC	39,670	365,716
Associated British Foods PLC	10,698	183,789
AstraZeneca PLC	39,784	1,842,789
Aviva PLC	84,320	391,437
Babcock International Group PLC	10,391	118,213
BAE Systems PLC	99,047	436,713
Balfour Beatty PLC	19,458	79,701
Barclays PLC	343,809	931,369
BG Group PLC	100,373	2,140,687
BHP Billiton PLC	62,529	1,818,098
BP PLC	561,250	4,002,416
British American Tobacco PLC	58,554	2,776,371
British Land Co., PLC (REIT)	25,427	181,815
British Sky Broadcasting Group PLC	33,533	381,047
BT Group PLC	229,539	677,845
Bunzl PLC	9,488	129,828
Burberry Group PLC	12,853	235,213
Cairn Energy PLC*	41,093	168,936
Capita Group PLC	18,499	180,404
Capital Shopping Centers Group PLC (REIT)	17,372	83,931
Carnival PLC	5,533	181,795
Centrica PLC	152,699	685,329
Cobham PLC	34,034	96,569
Compass Group PLC	55,939	529,654
Diageo PLC	74,109	1,617,127
Eurasian Natural Resources Corp.	7,360	72,152
G4S PLC	42,715	179,791
GKN PLC	45,419	128,346
GlaxoSmithKline PLC	150,323	3,427,758
Hammerson PLC (REIT)	21,633	120,416
HSBC Holdings PLC	528,779	4,014,076
ICAP PLC	16,979	91,344
Imperial Tobacco Group PLC	29,966	1,132,710
Inmarsat PLC	12,994	81,345
InterContinental Hotels Group PLC	8,444	151,032
International Consolidated Airlines Group SA*	26,666	59,789
International Power PLC	46,009	240,700
Intertek Group PLC	4,655	146,555
Invensys PLC	24,215	78,957
Investec PLC	14,294	74,957
ITV PLC	106,726	112,533
J Sainsbury PLC	35,561	167,075
Johnson Matthey PLC	6,321	179,984
Kazakhmys PLC	6,622	94,596
Kingfisher PLC	71,027	276,135
Land Securities Group PLC (REIT)	23,250	228,589
Legal & General Group PLC	176,345	279,944
Lloyds Banking Group PLC*	1,223,123	488,529
London Stock Exchange Group PLC	4,127	50,876
Lonmin PLC	4,607	69,687
Man Group PLC	57,236	111,013
Marks & Spencer Group PLC (a)	47,700	230,115
Meggitt PLC	22,537	123,324
National Grid PLC	105,227	1,020,925
Next PLC	5,043	214,203
Old Mutual PLC	162,348	339,757
Pearson PLC	23,993	449,331
Petrofac Ltd.	7,679	171,486
Prudential PLC (a)	75,263	741,603
Reckitt Benckiser Group PLC	18,303	901,941
Reed Elsevier PLC	36,515	294,461
Rexam PLC	26,005	142,302
Rio Tinto PLC	41,502	2,008,468
Rolls-Royce Holdings PLC*	55,259	638,267
Royal Bank of Scotland Group PLC*	526,017	166,760
Royal Dutch Shell PLC "A"	107,222	3,941,764
Royal Dutch Shell PLC "B"	79,512	3,025,924
RSA Insurance Group PLC	106,448	173,151
SABMiller PLC	28,178	987,858
Schroders PLC	3,304	67,142
Scottish & Southern Energy PLC	27,635	553,617
Segro PLC (REIT)	23,367	75,574
Serco Group PLC (a)	14,165	104,159
Severn Trent PLC	7,054	163,542
Shire PLC	16,591	575,851
Smith & Nephew PLC	26,161	253,498
Smiths Group PLC	11,863	167,801
Standard Chartered PLC	70,416	1,533,133
Standard Life PLC	70,114	223,556
Subsea 7 SA*	8,194	151,273
Tate & Lyle PLC	13,592	148,406
Tesco PLC	237,211	1,484,956
The Sage Group PLC	40,002	182,542
The Weir Group PLC	6,400	200,783
Tui Travel PLC	12,902	33,111
Tullow Oil PLC	26,704	580,458
Unilever PLC	37,968	1,274,449
United Utilities Group PLC	20,113	189,183
Vedanta Resources PLC	3,428	53,639
Vodafone Group PLC	1,506,061	4,181,367
Whitbread PLC	5,317	128,994
William Morrison Supermarkets PLC	65,926	333,174
WPP PLC	37,121	387,665
(Cost $52,076,356)		63,137,862
Total Common Stocks (Cost $234,440,519)		278,997,965

Preferred Stocks 0.5%
Germany
Bayerische Motoren Werke (BMW) AG	1,454	68,778
Henkel AG & Co. KGaA (a)	5,348	308,626
Porsche Automobil Holding SE	4,538	242,852
ProSiebenSat.1 Media AG	2,027	37,028
RWE AG	1,086	35,748
Volkswagen AG	4,277	639,578
Total Preferred Stocks (Cost $804,134)		1,332,610

Securities Lending Collateral 15.9%
Daily Assets Fund Institutional, 0.18% (e) (f) (Cost $44,784,691)	44,784,691	44,784,691

Cash Equivalents 0.0%
Central Cash Management Fund, 0.07% (e) (Cost $43,256)	43,256	43,256

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $280,072,600)+	115.1	325,158,522
Other Assets and Liabilities, Net	(15.1)	(42,572,605)
Net Assets	100.0	282,585,917

* Non-income producing security.

+ The cost for federal income tax purposes was $288,126,643. At December 31, 2011, net unrealized appreciation for all securities based on tax cost was $37,031,879. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $83,771,706 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $46,739,827.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2011 amounted to $40,111,643, which is 14.2% of net assets.

(b) Affiliated issuer. This security is owned in proportion with its representation in the index.

(c) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(d) Listed on the London Stock Exchange.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDI: Chess Depositary Interest

CVA: Certificaten Van Aandelen

FDR: Fiduciary Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

At December 31, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation)($)
ASX SPI 200 Index	AUD	3/15/2012	2	205,532	(7,373)
Euro Stoxx 50 Index	EUR	3/16/2012	33	985,753	35,411
FTSE 100 Index	GBP	3/16/2012	8	687,793	22,141
Hang Seng Index	HKD	1/30/2012	1	118,816	(868)
Nikkei 225 Index	JPY	3/8/2012	18	989,217	2,315
Total net unrealized appreciation					51,626

At December 31, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	400,000	AUD	406,943	3/21/2012	12,465	UBS AG
USD	130,000	AUD	132,470	3/21/2012	4,267	Morgan Stanley
USD	625,000	CHF	590,245	3/21/2012	4,497	Citigroup, Inc.
USD	1,400,000	GBP	906,812	3/21/2012	7,160	Citigroup, Inc.
USD	320,000	GBP	206,281	3/21/2012	100	UBS AG
USD	150,000	HKD	1,167,072	3/21/2012	318	UBS AG
USD	1,700,000	JPY	132,255,510	3/21/2012	20,877	Morgan Stanley
USD	19,000	SEK	132,599	3/21/2012	197	UBS AG
USD	150,000	SGD	196,266	3/21/2012	1,321	UBS AG
CHF	615,890	USD	657,000	3/21/2012	152	UBS AG
EUR	210,695	USD	275,000	3/21/2012	2,106	Morgan Stanley
EUR	168,078	USD	220,000	3/21/2012	2,303	UBS AG
EUR	899,986	USD	1,177,000	3/21/2012	11,327	Citigroup, Inc.
GBP	150,613	USD	235,000	3/21/2012	1,283	UBS AG
USD	350,000	AUD	347,740	3/21/2012	5,668	The Goldman Sachs & Co.
Total unrealized appreciation					74,041

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	1,980,000	EUR	1,521,725	3/21/2012	(9,043)	Citigroup, Inc.
AUD	839,225	USD	839,000	3/21/2012	(11,613)	Citigroup, Inc.
GBP	968,420	USD	1,502,000	3/21/2012	(761)	Morgan Stanley
HKD	1,166,294	USD	150,000	3/21/2012	(218)	Citigroup, Inc.
JPY	17,940,598	USD	230,000	3/21/2012	(3,439)	Morgan Stanley
JPY	19,424,100	USD	250,000	3/21/2012	(2,742)	Citigroup, Inc.
JPY	74,013,811	USD	952,000	3/21/2012	(11,050)	Morgan Stanley
SGD	134,040	USD	103,000	3/21/2012	(345)	Morgan Stanley
Total unrealized depreciation					(39,211)

Currency Abbreviations
AUD Australian Dollar CHF Swiss Franc EUR Euro GBP British Pound HKD Hong Kong Dollar JPY Japanese Yen SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stock and/or Other Equity Investments (g)
Australia	$—	$24,050,000	$0	$24,050,000
Austria	—	682,942	—	682,942
Belgium	—	2,665,076	—	2,665,076
Channel Islands	—	442,681	—	442,681
Denmark	—	2,953,635	—	2,953,635
Finland	—	2,370,615	—	2,370,615
France	—	24,152,143	—	24,152,143
Germany	—	21,892,061	—	21,892,061
Greece	—	241,416	—	241,416
Hong Kong	—	8,170,005	—	8,170,005
Ireland	—	1,315,164	—	1,315,164
Israel	—	1,838,884	—	1,838,884
Italy	—	6,103,848	—	6,103,848
Japan	—	60,629,772	—	60,629,772
Luxembourg	—	1,172,553	—	1,172,553
Mauritius	—	24,314	—	24,314
Mexico	—	124,854	—	124,854
Netherlands	—	7,467,507	—	7,467,507
New Zealand	—	321,561	—	321,561
Norway	—	2,448,761	—	2,448,761
Portugal	—	575,501	—	575,501
Singapore	—	4,383,775	—	4,383,775
Spain	—	9,131,726	—	9,131,726
Sweden	—	8,423,316	—	8,423,316
Switzerland	—	25,610,603	—	25,610,603
United Kingdom	—	63,137,862	—	63,137,862
Short-Term Investments (g)	44,827,947	—	—	44,827,947
Derivatives (h)	59,867	74,041	—	133,908
Total	$44,887,814	$280,404,616	$0	$325,292,430

Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (h)	$(8,241)	$(39,211)	$—	$(47,452)
Total	$(8,241)	$(39,211)	$—	$(47,452)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2011.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on futures contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Common Stock and/or Other Equity Investments
	Australia	United Kingdom	Total
Balance as of December 31, 2010	$0	$5,683	$5,683
Realized gain (loss)	—	6	6
Change in unrealized appreciation (depreciation)	0	91	91
Amortization premium/discount	—	—	—
Purchases	—	—	—
(Sales)	—	(5,780)	(5,780)
Transfers into Level 3	—	—	—
Transfers (out) of Level 3	—	—	—
Balance as of December 31, 2011	$0	$—	$0
Net change in unrealized appreciation (depreciation) from investments still held at December 31, 2011	$0	$—	$0

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $235,244,653) — including $40,111,643 of securities loaned	$280,330,575
Investment in Daily Assets Fund Institutional (cost $44,784,691)*	44,784,691
Investment in Central Cash Management Fund (cost $43,256)	43,256
Total investments in securities, at value (cost $280,072,600)	325,158,522
Foreign currency, at value (cost $329,717)	319,110
Deposit with broker for futures contracts	1,287,762
Receivable for investments sold	5,936
Receivable for Fund shares sold	222,662
Dividends receivable	439,411
Interest receivable	37,993
Receivable for variation margin on futures contracts	51,626
Unrealized appreciation on forward foreign currency exchange contracts	74,041
Foreign taxes recoverable	142,784
Other assets	16,123
Total assets	327,755,970
Liabilities
Payable upon return of securities loaned	44,784,691
Payable for Fund shares redeemed	101,952
Unrealized depreciation on forward foreign currency exchange contracts	39,211
Accrued management fee	60,599
Other accrued expenses and payables	183,600
Total liabilities	45,170,053
Net assets, at value	$282,585,917

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2011 (continued)
Net Assets Consist of
Distributions in excess of net investment income	(1,029,575)
Net unrealized appreciation (depreciation) on: Investments	45,085,922
Futures	51,626
Foreign currency	22,107
Accumulated net realized gain (loss)	(55,212,365)
Paid-in capital	293,668,202
Net assets, at value	$282,585,917
Net Asset Value
Net Asset Value, offering and redemption price(a) per share ($282,585,917 ÷ 26,179,536 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.79

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of $894,733)	$10,721,844
Interest (net of foreign taxes withheld of $28)	4,182
Interest (net of foreign taxes withheld of $28)	4,182
Income distributions — Central Cash Management Fund	1,490
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	409,261
Total income	11,136,777
Expenses: Management fee	787,617
Administration fee	315,047
Services to shareholders	143,757
Custodian fee	122,144
Professional fees	98,298
Reports to shareholders	37,975
Registration fees	24,690
Trustees' fees and expenses	9,232
Other	49,673
Total expenses	1,588,433
Net investment income	9,548,344
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	4,370,155
Futures	(493,148)
Foreign currency	12,033
3,889,040
Change in net unrealized appreciation (depreciation) on: Investments	(53,031,206)
Futures	87,574
Foreign currency	(51,335)
(52,994,967)
Net gain (loss)	(49,105,927)
Net increase (decrease) in net assets resulting from operations	$(39,557,583)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$9,548,344	$7,688,039
Net realized gain (loss)	3,889,040	(7,259,638)
Change in net unrealized appreciation (depreciation)	(52,994,967)	24,167,251
Net increase (decrease) in net assets resulting from operations	(39,557,583)	24,595,652
Distributions to shareholders from: Net investment income	(9,449,947)	(8,456,229)
Fund share transactions: Proceeds from shares sold	81,684,213	70,847,987
Reinvestment of distributions	9,261,677	8,307,717
Payments for shares redeemed	(81,965,519)	(108,811,142)
Redemption fees	3,539	4,552
Net increase (decrease) in net assets from Fund share transactions	8,983,910	(29,650,886)
Increase (decrease) in net assets	(40,023,620)	(13,511,463)
Net assets at beginning of period	322,609,537	336,121,000
Net assets at end of period (including distributions in excess of net investment income of $1,029,575 and $1,364,002, respectively)	$282,585,917	$322,609,537

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$12.73	$12.14	$9.64	$17.39	$16.17
Income (loss) from investment operations: Net investment income (loss)a	.38	.28	.27	.45	.42
Net realized and unrealized gain (loss)	(1.95)	.65	2.53	(7.84)	1.30
Total from investment operations	(1.57)	.93	2.80	(7.39)	1.72
Less distributions from: Net investment income	(.37)	(.34)	(.30)	(.36)	(.50)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$10.79	$12.73	$12.14	$9.64	$17.39
Total Return (%)	(12.39)	7.67	29.27	(42.46)	10.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	283	323	336	255	475
Ratio of expenses (%)	.50	.51	.52	.52	.47
Ratio of net investment income (loss) (%)	3.03	2.37	2.61	3.18	2.40
Portfolio turnover rate (%)	6	5	9	16	7
a Based on average shares outstanding during the period. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS EAFE® Equity Index Fund (the "Fund") is a diversified series of the DWS Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $48,759,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($9,218,000), December 31, 2017 ($33,094,000) and December 31, 2018 ($6,447,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2011 through December 31, 2011, the Fund elects to defer qualified late year losses of approximately $200,000 of net realized short-term capital losses. The Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2012.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to passive foreign investment companies, foreign denominated investments, futures contracts, forward currency contracts, certain securities sold at a loss and recognition of certain foreign currency gains (losses) as ordinary income (loss). As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

At December 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income	$827,723
Capital loss carryforwards	$(48,759,000)
Net unrealized appreciation (depreciation) on investments	$37,031,879

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2011	2010
Distributions from ordinary income	$9,449,947	$8,456,229

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2011, the Fund entered into futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2011, is included in a table following the Fund's Investment Portfolio. For the period ended December 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $2,987,000 to $6,120,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2011, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated assets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2011, is included in a table following the Fund's Investment Portfolio. For the period ended December 31, 2011, the investment in forward currency contracts U.S. dollars purchased had a total contract value generally indicative of a range from approximately $438,000 to $6,590,000, and the investment in forward currency contracts U.S. dollars sold had a total contract value generally indicative of a range from approximately $129,000 to $7,244,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$59,867	$59,867
Foreign Exchange Contracts (b)	74,041	—	74,041
	$74,041	$59,867	$133,908

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivatives	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$(8,241)	$(8,241)
Foreign Exchange Contracts (b)	(39,211)	—	(39,211)
	$(39,211)	$(8,241)	$(47,452)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$(493,148)	$(493,148)
Foreign Exchange Contracts (b)	(27,328)	—	(27,328)
	$(27,328)	$(493,148)	$(520,476)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$87,574	$87,574
Foreign Exchange Contracts (b)	(62,724)	—	(62,724)
	$(62,724)	$87,574	$24,850

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) from futures

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended December 31, 2011, purchases and sales of investment securities (excluding short-term investments), aggregated $28,927,084 and $17,645,223, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold, or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Northern Trust Investments, Inc. ("NTI") serves as subadvisor. As a subadvisor to the Fund, NTI makes investment decisions and buys and sells securities for the Fund. NTI is paid by the Advisor for the services NTI provides to the Fund.

The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2011, the Administration Fee was $315,047, of which $24,240 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC compensates DST out of the shareholder servicing fee it receives from the Fund. DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. For the year ended December 31, 2011, the amount charged to the Fund by DISC aggregated $94,663, of which $20,763 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $21,526, of which $9,467 is unpaid.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2011.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold	6,625,124	$81,684,213	6,005,557	$70,847,987
Shares issued to shareholders in reinvestment of distributions	837,521	9,261,677	661,537	8,307,717
Shares redeemed	(6,632,888)	(81,965,519)	(9,003,870)	(108,811,142)
Redemption fees		3,539		4,552
Net increase (decrease)	829,757	$8,983,910	(2,336,776)	$(29,650,886)

G. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2011, there was one non-affiliated shareholder account which held approximately 31% and one affiliated shareholder account which held approximately 16% of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and Shareholders of DWS EAFE® Equity Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS EAFE® Equity Index Fund (the "Fund") at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts February 24, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2011 to December 31, 2011).

The tables illustrate your Fund's expenses in two ways:

·Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

·Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2011
Actual Fund Return	Institutional Class
Beginning Account Value 7/1/11	$1,000.00
Ending Account Value 12/31/11	$829.70
Expenses Paid per $1,000*	$2.40
Hypothetical 5% Fund Return	Institutional Class
Beginning Account Value 7/1/11	$1,000.00
Ending Account Value 12/31/11	$1,022.58
Expenses Paid per $1,000*	$2.65

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Institutional Class
DWS EAFE® Equity Index Fund	.52%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

The Fund paid foreign taxes of $255,788 and earned $6,145,796 of foreign source income during the year ended December 31, 2011. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.01 per share as foreign taxes paid and $0.23 per share as income earned from foreign sources for the year ended December 31, 2011.

For federal income tax purposes, the Fund designates $12,778,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS EAFE® Equity Index Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Northern Trust Investments, Inc. ("NTI") in September 2011.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

· In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

· The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

· The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

· In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

· Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and NTI provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including NTI. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Institutional Class shares) was in the 4th quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS and NTI the factors contributing to such underperformance and actions being taken to improve performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and NTI historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Institutional Class shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of NTI with respect to the Fund. The Board noted that DWS pays NTI's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and NTI and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and NTI and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and NTI related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and NTI related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of December 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	110	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	110	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	110	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	110	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	110
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	110	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2011)	110	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	110	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	113	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin6 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Institutional Class:
(800) 621-1048

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Institutional Class
Nasdaq Symbol	BTAEX
CUSIP Number	23339C 768
Fund Number	558

Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DEAFE-2
(R-025781-1 2/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS EAFE EQUITY INDEX FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$61,389	$0	$0	$0
2010	$61,389	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$7,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS EAFE Equity Index Fund, a series of DWS Institutional Funds

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	February 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	February 29, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 29, 2012